Exhibit 10.20

TIGRENT INC.
RESTRICTED STOCK AWARD GRANT NOTICE
(2009 INCENTIVE PLAN)

Tigrent Inc. (the “Company”), pursuant to its 2009 Incentive Plan (the “Plan”), hereby awards to Participant that number of shares of the Company’s Common Stock set forth below (the “Award”).  This Award shall be evidenced by a Restricted Stock Award Agreement (the “Award Agreement”).  This Award is subject to all of the terms and conditions as set forth herein and in the applicable Award Agreement, the Plan and the other attachments hereto, each of which are attached hereto and incorporated herein in their entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:
Consideration:	Participant’s services

Vesting Schedule:  100% percent of the shares subject to the Award shall vest on the 4th anniversary of the Date of Grant, subject to Participant’s Continuous Service through such time.

Notwithstanding the foregoing, if a Change in Control (as defined in the Plan) occurs and your Continuous Service (as defined in the Award Agreement) with the Company has not terminated as of, or immediately prior to, the effective time of the Change in Control, then, as of the effective time of such Change in Control, the vesting and exercisability of your option shall be accelerated in full.

Additional Terms/Acknowledgements:  Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Award Grant Notice, the Award Agreement, and the Plan.  Participant further acknowledges that as of the Date of Grant, this Restricted Stock Award Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Company’s Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

TIGRENT INC.	PARTICIPANT

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:

Attachment I:	Restricted Stock Award Agreement
Attachment II:	2009 Incentive Plan
Attachment III:	Form of Joint Escrow Instructions
Attachment IV:	Form of 83(b) Election

ATTACHMENT I

TIGRENT INC.

2009 INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to Section 8(a) of the Company’s 2009 Incentive Plan (the “Plan”), the Restricted Stock Award Grant Notice (“Grant Notice”) and this Restricted Stock Award Agreement (“Agreement”), Tigrent Inc. (the “Company”) has awarded you (“Participant”) the number of shares of the Company’s common stock (the “Common Stock”) indicated in the Grant Notice (collectively, the “Award”).  Capitalized terms not explicitly defined in this Agreement or the Grant Notice but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award, in addition to those set forth in the Grant Notice, are as follows.

1.             VESTING.  The shares of Common Stock subject to your Award will vest as provided in the Vesting Schedule set forth in your Grant Notice, provided that vesting shall cease upon the termination of your Continuous Service.  Note that if a vesting date falls on a day that is not a business day, such day shall instead fall on the last preceding business day.  Notwithstanding the foregoing, in the event that you are subject to the Company’s insider trading policy (such policy, or any successor policy, the “Insider Trading Policy”) and any shares covered by your Award vest on a day (the “Original Vest Date”) that does not occur during a “window period” applicable to you as determined by the Company in accordance with such policy, then such shares shall not vest on such Original Vest Date and shall instead vest on the earliest to occur of the following: (i) the first day of the next “window period” applicable to you pursuant to such policy; (ii) the date of the termination of your Continuous Service after the Original Vest Date; or (iii) the day that is sixty (60) days after the Original Vest Date.  Shares acquired by you that have vested in accordance with the Vesting Schedule set forth in the Grant Notice and this Section 1 or any other provision of the Plan are “Vested Shares.”  Shares acquired by you pursuant to this Agreement that are not Vested Shares are “Unvested Shares.”

For purposes of this Agreement, “Continuous Service” means your service with the Company (as defined in the Plan), whether as an employee, director or consultant, is not interrupted or terminated.  A change in the capacity in which you render service to the Company or a change in the entity for which you render such service, provided that there is no interruption or termination of your service with the Company, shall not terminate your Continuous Service.  To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any approved leave of absence, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an affiliate of the Company, or their successors.

2.             ESCROW OF COMMON STOCK.  As security for your faithful performance of the terms of this Agreement and to insure the availability for delivery of your Common Stock upon execution of the Reacquisition Right provided in Section 3 above, you agree that the Common

Stock issued under your Award shall be held in escrow (“Escrow”) and you and the Company hereby authorize and direct the Corporate Secretary of the Company or the Corporate Secretary’s designee (“Escrow Agent”) to hold the documents delivered to Escrow Agent pursuant to the terms of this Agreement and of your Grant Notice, in accordance with and pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment III.  You agree that certificates representing Common Stock under the Award cannot be issued for any of such shares that are Unvested Shares.  The Company shall instruct the Escrow Agent to release Vested Shares from Escrow upon the vesting of such shares, and to transfer to you certificates representing such Vested Shares, subject to your having made adequate provisions for any sums required to satisfy the Withholding Taxes (as defined in Section 14 below) and the other terms and conditions contained in this Agreement and the Joint Escrow Instructions.

3.             RIGHT OF REACQUISITION.  The Company shall simultaneously with the termination of your Continuous Service automatically reacquire (the “Reacquisition Right”) for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares.  Any such waiver shall be exercised by the Company by written notice to you or your representative within 90 days after the termination of your Continuous Service, and the Company will in such case also instruct the Escrow Agent to release to you the number of Unvested Shares not being reacquired by the Company, subject to the satisfaction of the Withholding Taxes.  If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then effective as of the termination of your Continuous Service, the Escrow Agent shall, upon the instruction of the Company, transfer to the Company the number of Unvested Shares the Company is reacquiring.  The Reacquisition Right shall expire and the Escrow shall terminate when all of the shares of Common Stock subject to the Award have become Vested Shares.

4.             ADJUSTMENTS UPON CHANGES IN STOCK.  The number of shares of Common Stock subject to your Award and referenced in your Grant Notice may be adjusted from time to time for recapitalization events as provided by Section 5(e) of the Plan.  In the event of a recapitalization event, any and all new, substituted or additional securities or other property to which you are entitled by reason of your ownership of shares of Common Stock that are Unvested Shares shall be immediately subject to the Reacquisition Right and be included in the word “Common Stock” for all purposes of the Reacquisition Right with the same force and effect as the shares of the Common Stock presently subject to the Reacquisition Right, but only to the extent the Common Stock is, at the time, covered by such Reacquisition Right.

5.             CHANGE IN CONTROL TRANSACTIONS.  In the event of a Change in Control as defined in the Plan, the Company may exercise its Reacquisition Right, or assign its Reacquisition Right to the successor of the Company (or such successor’s parent corporation), if any, in connection with such transaction.  To the extent the Reacquisition Right remains in effect following such transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the transaction, but only to the extent the Common Stock was at the time covered by such right.

6.             SECURITIES LAW COMPLIANCE.  You may not be issued any Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act.  Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

7.             EXECUTION OF DOCUMENTS.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.

8.             IRREVOCABLE POWER OF ATTORNEY.  You constitute and appoint the Company’s Secretary as attorney-in-fact and agent to transfer said Common Stock on the books of the Company with full power of substitution in the premises, and to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.  This is a special power of attorney coupled with an interest (specifically, the Company’s underlying security interest in retaining the shares of Common Stock in the event you do not perform the requisite services for the Company), and is irrevocable and shall survive your death or legal incapacity.  This power of attorney is limited to the matters specified in this Agreement.

9.             RIGHTS AS STOCKHOLDER.  Subject to the provisions of this Agreement, you shall have all rights and privileges of a stockholder of the Company with respect to the Unvested Shares.  You shall be deemed to be the holder of such shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of the shares are Unvested Shares; provided, however, that any dividends or other distributions paid with respect to the Unvested Shares shall be subject to all of the terms and conditions applicable under this Agreement to the same extent as the Unvested Shares.

10.          TRANSFER RESTRICTIONS.  In addition to any other limitation on transfer created by applicable securities laws, and except as otherwise provided in this Section 10, you shall not sell, assign, hypothecate, donate, encumber, or otherwise dispose of any interest in the Common Stock while such shares of Common Stock are Unvested Shares or continue to be held in the Joint Escrow.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any Common Stock that has been released from the Joint Escrow. In addition, upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer an interest in such shares pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any transfer of Unvested Shares with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.  After any Common Stock has been released from the Joint Escrow, you shall not sell, assign, hypothecate, donate, encumber, or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

11.          NON-TRANSFERABILITY OF THE AWARD.  Your Award (except for Vested Shares issued pursuant thereto, and subject to the transfer restrictions contained in this Award) is not transferable except by will or by the laws of descent and distribution.

12.          RESTRICTIVE LEGENDS.  All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto, provided that legend (a) below shall only apply to Unvested Shares):

(a)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REACQUISITION RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.  ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH RIGHT IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b)           “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c)           Any legend required by appropriate blue sky officials or any other agreement to which the Participant is a party.

13.          AWARD NOT A SERVICE CONTRACT.  Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any affiliate of the Company, or on the part of the Company or any affiliate of the Company to continue such service.  In addition, nothing in your Award shall obligate the Company or any affiliate of the Company, their respective stockholders, boards of directors, or employees to continue any relationship that you might have as an employee or consultant of the Company or any affiliate.

14.          WITHHOLDING OBLIGATIONS.  At the time your Award is granted, on the Vesting Date, or at any other time as determined necessary or appropriate by the Company under applicable law, you hereby authorize withholding from payroll or otherwise any other amounts payable to you, and otherwise agree to make adequate provision in cash for, any sums required to satisfy any federal, state, local and foreign tax withholding obligations of the Company or any affiliate of the Company, if any, which arise in connection with your Award (the “Withholding Taxes”).  The Company, at its sole discretion and subject to any limitations under applicable law, may satisfy such Withholding Taxes by, (a) if the Common Stock is publicly-traded, permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the

Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its affiliates; (b) withholding shares of Common Stock that are otherwise to be released by the Escrow Agent from Escrow on the Vesting Date in satisfaction of the Withholding Taxes (at a fair market value per share of Common Stock determined by the Company’s Board of Directors in good faith), provided, however, that the amount of the shares so withheld shall not exceed the amount necessary to satisfy the Withholding Taxes using the statutory withholding rates that are applicable to this kind of income; (c) withholding for the Withholding Taxes from wages and other cash compensation payable to you; or (d) causing you to tender a cash payment to the Company.  Unless the Withholding Tax obligations are satisfied, the Company shall have no obligation to issue a certificate for any shares or release any shares from Escrow.

15.          TAX CONSEQUENCES.  You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You shall not make any claim against the Company, or any of its officers, directors, employees or affiliates related to tax liabilities arising from your Award or your other compensation. You agree to review with your own tax advisors the federal, state, local and foreign tax consequences of the Award and the transactions contemplated by this Award Agreement.  You shall rely solely on such advisors and not on any statements or representations of the Company or any of its agents.  You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of the Award or the transactions contemplated by this Award Agreement.  YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY 83(b) ELECTION, EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THE FILING ON YOUR BEHALF.

16.          NOTICES.  Any notice or request required or permitted hereunder shall be given in writing to each of the other parties hereto and shall be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or (ii) the date that is five days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed at the following addresses, or at such other address(es) as a party may designate by ten days’ advance written notice to each of the other parties hereto:

COMPANY:	Tigrent Inc.
Attn: Corporate Secretary
1612 E. Cape Coral Pkwy
Cape Coral, FL 33904

YOU:	Your address as on file with the Company at the time notice is given

ESCROW AGENT:	Tigrent Inc.
Attn: Corporate Secretary
1612 E. Cape Coral Pkwy

Cape Coral, FL 33904

17.          HEADINGS.  The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

18.          MISCELLANEOUS.

(a)           The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(b)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)           You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(d)           This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)           All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.          GOVERNING PLAN DOCUMENT.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

20.          EFFECT ON OTHER EMPLOYEE BENEFIT PLANS.  The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any affiliate of the Company except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any affiliate of the Company.

21.          CHOICE OF LAW.  The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Colorado without regard to that state’s conflicts of laws rules.

22.          ELECTRONIC DELIVERY.  The Company may, in its sole discretion, elect to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

23.          SEVERABILITY.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

* * * * *

This Agreement shall be deemed to be signed by the Company and the Participant upon the signing by the Participant of the Grant Notice to which it is attached.

ATTACHMENT II

TIGRENT INC.

2009 INCENTIVE PLAN

ATTACHMENT III

JOINT ESCROW INSTRUCTIONS

[                      ], 2010

Corporate Secretary

Tigrent Inc.

1612 E. Cape Coral Pkwy

Cape Coral, FL 33904

Dear Sir/Madam:

As Escrow Agent for both Tigrent Inc., a Colorado corporation (the “Company”), and the undersigned recipient of stock of the Company (“Recipient”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Grant Notice (the “Grant Notice”) issued to the Recipient to which a copy of these Joint Escrow Instructions is attached as Attachment III, and pursuant to the terms of that certain Restricted Stock Award Agreement (“Agreement”), which is Attachment I to the Grant Notice, in accordance with the following instructions:

1.             In the event Recipient ceases to render Continuous Service (as defined in the Agreement) to the Company or an affiliate of the Company during the vesting period set forth in the Grant Notice, the Company or its assignee will give to Recipient and you a written notice specifying that the shares of stock shall be transferred to the Company.  Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.             At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.

3.             Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Grant Notice.  Recipient does hereby irrevocably constitute and appoint you as Recipient’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

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4.             This escrow shall terminate upon vesting of the shares or upon the earlier return of the shares to the Company.

5.             If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

6.             Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.             You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.             You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.             You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

10.          You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.          You shall be entitled to employ such legal counsel, including but not limited to Cooley LLP, and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.          Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company party.  In the event of any such termination, the Secretary of the Company shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and

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Recipient hereby confirms the appointment of such successor as Recipient’s attorney-in-fact and agent to the full extent of your appointment.

13.          If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.          It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.          Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto:

COMPANY:	Tigrent Inc.
1100 San Leandro Boulevard
Suite 300
San Leandro, CA 94577

RECIPIENT:

ESCROW AGENT:	Secretary
Tigrent Inc.
1100 San Leandro Boulevard
Suite 300
San Leandro, CA 94577

16.          By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.

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17.          This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.  It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

Very truly yours,

TIGRENT INC.

By:

RECIPIENT

[NAME]

ESCROW AGENT:

[NAME], Secretary
Tigrent Inc.

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ATTACHMENT IV

FORM OF 83(b) ELECTION

                   , 2010

Director of Internal Revenue

Internal Revenue Service Center

[Insert city/state where individual files US federal tax returns]

Re:	Election Under Section 83(b)

Ladies and Gentlemen:

This statement constitutes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended from time to time.

Pursuant to Treasury Regulations Section 1.83-2, the following information is submitted:

1.        Name:                                                                (“Recipient”)

Address:

Social Security No.:

2.        Property Description:                      shares of Common Stock (the “Stock”) of Tigrent Inc., a Colorado corporation (the “Corporation”)

3.        The date on which the Stock was transferred is [December 22], 2010.

4.        The taxable year for which the election is made is the calendar year 2010.

5.        Restrictions:

If, on or before [December 22, 2014] the Recipient ceases to provide services to the Corporation for any reason, the Corporation shall have the option to reacquire, without cost, some or all of the Stock (depending upon the date of such termination).

6.        The fair market value at the time of transfer of the Stock, determined without regard to any restriction other than a restriction which by its terms will never lapse, is $[                      ].

7.        The amount paid by the undersigned taxpayer for the Stock is $0.00.

8.        A copy of this statement has been furnished to the Corporation.

Dated:                        , 2010.

Very truly yours,

[NAME]

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